Subsequent events	12 Months Ended
Feb. 02, 2014
Subsequent Events [Abstract]
Subsequent events

Note 13: Subsequent events

On November 14, 2013, the Company filed a complaint in federal court seeking declaratory and injunctive relief related to actions taken by a landlord attempting to terminate the lease agreement for our store in Kensington/Bethesda, Maryland (“Bethesda”). The landlord alleged that the Company is in default of certain lease agreement provisions which restrict our ability to operate other Dave & Buster’s facilities within a prescribed distance of the Bethesda location. We believed that the lease provisions cited by the landlord were not legally enforceable and that the Company had the right to operate all facilities for the duration of the original lease term and any available lease extension periods. On March 21, 2014, the court ruled against the Company. The Company is evaluating all options available to it, including the filing of motions or appeals in an effort to overturn this decision. However, it is probable the store will close before the end of the first quarter of fiscal 2014. As of March 28, 2014, we believe that all of our fixed assets from the Bethesda store are either fully depreciated or can be transferred to other locations. With past store closures, we have experienced customer migration to other stores within the same market. We believe that some customers will choose to visit our store in Hanover, Maryland, which is approximately 30 miles from our Bethesda store.